United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

               CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00204

                   ALLIANCEBERNSTEIN MID-CAP GROWTH FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Mid-Cap Blend
-------------------------------------------------------------------------------


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management



AllianceBernstein Mid-Cap Growth Fund

Annual Report--July 31, 2004




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.






September 20, 2004


Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Mid-Cap Growth Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objective and Policies

AllianceBernstein Mid-Cap Growth Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance Capital believes will appreciate in value. The Fund invests predominantly in the stocks of mid-capitalization companies.

Investment Results

The table on page 4 shows the Fund's investment results for the six- and 12-month periods ended July 31, 2004. For comparison, we have also provided performance for the Fund's benchmark, the Russell MidCap Growth Index, which is a measure of mid-cap stock performance.

For the 12-month period ended July 31, 2004, the Fund outperformed its benchmark, the Russell MidCap Growth Index. For the six-month period ended July 31, 2004, the Fund underperformed the Index.

For the 12-month period under review, sector selection and stock selection contributed to the Fund's outperformance versus its benchmark. Many of the themes in the Fund's portfolio performed well over this period. Specific sectors that contributed to performance were the Fund's overweight positions in energy, technology and utilities. The sectors that detracted from performance were financial services, producer durables, auto and transportation and health care. The Fund's overweight position in energy and takeover activity in technology and telecommunications helped to stabilize the portfolio. The Fund's energy services stocks had a strong first half of 2004 as the demand for oil and gas well services increased. Technology, as a sector, underperformed the market, but the Fund's technology stocks outperformed those in the Index by 10.8%, and as a whole added to returns. Consolidation also took place in the wireless phone industry, sparking a rally in those shares as well. Other sectors where stock selection added to the Fund's performance were consumer discretionary and utilities, while the Fund's stock selection in the producer durables, financial services and auto and transportation sectors, underperformed those in the Index.

For the six-month period under review, the Fund's underperformance was due in large part to its overweight position in technology. Technology was by far the weakest sector in the Index, and although the technology names in the Fund outperformed those in the Index, the absolute decline hampered performance. The Fund's technology names weakened as the slowdown in China, specifically in the Chinese handset market, crept into the market. There were also declines in the semiconductor capital equipment names as investors discounted a cyclical decline in the semiconductor industry. From a sector perspective, the Fund's underweight position in health care and consumer discretionary also detracted from returns.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 1


Market Review and Investment Strategy

The market has declined steadily over the last six months, despite an improvement in the global economic environment in both the U.S. and around the world. Earnings for the Standard & Poor's 500 Stock Index grew at 28.3% year-over-year in the fourth quarter of 2003 and 27.5% year-over-year in the first quarter of 2004. Payrolls expanded nicely, and industrial production reached 20-year highs. By February, the markets seemed to have discounted this good news and turned their sights on the increased risk of inflation flagged by the sharp rise in commodity prices, oil in particular. Fears of a sudden and significant increase in interest rates swept through the markets and were compounded by China's recent moves toward economic restraint, not to mention concerns about terrorism. U.S. Federal Reserve officials calmed the nerves of anxious investors in various speeches during June and on June 30, 2004 raised interest rates by a "measured" 25 basis points for the first time since 2000. Higher commodity prices and interest rates, for now at least, seem to be more a reflection of the first synchronized global expansion in more than 15 years, a sign of strength as opposed to a harbinger of trouble. The Fund is positioned to take advantage of this global expansion and seeks to exploit uncertainties in the markets as they arise. The Fund also continues to be positioned to take advantage of the broadband revolution now underway, the increasing importance of biotechnology in the health care industry, the need to invest in energy and the burgeoning demands of emerging markets' middle class.


2 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell MidCap Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JULY 31, 2004
                                                      Returns
                                            6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund
  Class A                                    -9.43%              20.63%
  Class B                                    -9.75%              19.64%
  Class C                                    -9.77%              19.38%
  Advisor Class                              -9.47%              20.58%
Russell MidCap Growth Index                  -4.24%              14.79%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/94 TO 7/31/04


AllianceBernstein Mid-Cap Growth Fund Class A: $20,469
Russell MidCap Growth Index: $25,524

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED REPORT]

                              AllianceBernstein Mid-Cap          Russell MidCap
                                 Growth Fund Class A              Growth Index
-------------------------------------------------------------------------------
     7/31/94                         $ 9,575                        $10,000
     7/31/95                          12,223                         13,076
     7/31/96                          12,965                         14,024
     7/31/97                          19,770                         19,590
     7/31/98                          20,139                         21,222
     7/31/99                          23,215                         25,825
     7/31/00                          24,791                         37,126
     7/31/01                          19,136                         25,316
     7/31/02                          12,783                         18,056
     7/31/03                          16,968                         22,235
     7/31/04                          20,469                         25,524


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Mid-Cap Growth Fund Class A shares (from 7/31/94 to 7/31/04) as compared to the performance of an appropriate index.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004

                                      NAV Returns                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                  20.63%                        15.45%
5 Years                                 -2.49%                        -3.33%
10 Years                                 7.89%                         7.42%

Class B Shares
1 Year                                  19.64%                        15.64%
5 Years                                 -3.34%                        -3.34%
10 Years(a)                              7.19%                         7.19%

Class C Shares
1 Year                                  19.38%                        18.38%
5 Years                                 -3.31%                        -3.31%
10 Years                                 6.94%                         6.94%

Advisor Class Shares
1 Year                                  20.58%
5 Years                                 -2.31%
Since Inception*                         5.27%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                34.46%
5 Years                                                               -2.01%
10 Years                                                               8.87%

Class B Shares
1 Year                                                                35.30%
5 Years                                                               -2.02%
10 Years(a)                                                            8.65%

Class C Shares
1 Year                                                                38.03%
5 Years                                                               -2.03%
10 Years                                                               8.40%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 10/1/96 Advisor Class shares.


See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 5


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            Beginning             Ending
                                          Account Value        Account Value      Expenses Paid
                                         February 1, 2004      July 31, 2004      During Period*
------------------------------------------------------------------------------------------------
Class A
Actual                                        $1,000            $  905.72            $ 5.97
Hypothetical (5% return before expenses)      $1,000            $1,018.60            $ 6.32

Class B
Actual                                        $1,000            $  902.54            $ 9.89
Hypothetical (5% return before expenses)      $1,000            $1,014.47            $10.47

Class C
Actual                                        $1,000            $  902.35            $ 9.74
Hypothetical (5% return before expenses)      $1,000            $1,014.62            $10.32

Advisor Class
Actual                                        $1,000            $  905.32            $ 4.93
Hypothetical (5% return before expenses)      $1,000            $1,019.69            $ 5.22


* Expenses are equal to the classes' annualized expense ratios of 1.26%, 2.09%, 2.06% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


6 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


PORTFOLIO SUMMARY
July 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $755.9


SECTOR BREAKDOWN*
-   43.3%   Technology
-   20.0%   Consumer Services                     [PIE CHART OMITTED]
-   12.4%   Health Care
-    9.0%   Energy
-    5.7%   Finance
-    5.3%   Consumer Manufacturing
-    2.4%   Basic Industry
-    1.1%   Consumer Staples

-    0.8%   Short-Term


* All data is as of July 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments(excluding security lending collateral) and may vary over time.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 7


TEN LARGEST HOLDINGS
July 31, 2004

                                                                     Percent of
Company                                    U.S. $ Value              Net Assets
-------------------------------------------------------------------------------
Network Appliance, Inc.                     $35,953,579                 4.8%
Juniper Networks, Inc.                       33,702,915                 4.4
Silicon Laboratories, Inc.                   32,847,473                 4.3
KLA-Tencor Corp.                             31,397,775                 4.2
CNET Networks, Inc.                          26,823,301                 3.5
Broadcom Corp. Cl. A                         26,120,432                 3.4
RealNetworks, Inc.                           23,825,334                 3.2
D.R. Horton, Inc.                            22,572,246                 3.0
Nabors Industries, Ltd. (Barbados)           22,311,630                 3.0
Amazon.com, Inc.                             21,943,874                 2.9
-------------------------------------------------------------------------------
                                           $277,498,559                36.7%


8 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


PORTFOLIO OF INVESTMENTS
July 31, 2004


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.1%
Technology-43.2%
Communication Equipment-8.6%
Corning, Inc.(a)*                             1,244,150    $  15,377,694
JDS Uniphase Corp.(a)                         4,543,420       15,674,799
Juniper Networks, Inc.(a)                     1,467,897       33,702,915
                                                             ------------
                                                              64,755,408

Communication Services-2.7%
Level 3 Communications, Inc.(a)*              6,832,520       20,702,536

Computer Peripherals-4.8%
Network Appliance, Inc.(a)*                   1,861,915       35,953,579

Computer Software-2.4%
Autodesk, Inc.                                  106,530        4,282,506
PeopleSoft, Inc.(a)*                            775,200       13,969,104
                                                             ------------
                                                              18,251,610

Internet Media-3.2%
RealNetworks, Inc.(a)*                        4,224,350       23,825,334
Semi-Conductor Capital Equipment-4.1%
KLA-Tencor Corp.(a)*                            761,897       31,397,775
Semi-Conductor Components-15.4%
Broadcom Corp. Cl.A(a)                          738,700       26,120,432
Micron Technology, Inc.(a)*                   1,363,435       18,447,276
NVIDIA Corp.(a)                               1,182,035       18,203,339
SanDisk Corp.(a)*                               514,550       12,513,856
Silicon Laboratories, Inc.(a)                   930,787       32,847,473
Veeco Instruments, Inc.(a)*                     351,510        7,996,852
                                                             ------------
                                                             116,129,228

Miscellaneous-2.0%
FEI Co.(a)                                      351,480        7,068,263
Itron, Inc.(a)                                  425,580        8,124,322
                                                             ------------
                                                              15,192,585
                                                             ------------
                                                             326,208,055

Consumer Services-20.0%
Broadcasting & Cable-2.1%
XM Satellite Radio Holdings, Inc. Cl.A(a)       603,595       15,928,872

Gaming-2.3%
Wynn Resorts, Ltd.(a)*                          488,360       17,473,521

Restaurants & Lodging-1.0%
Starbucks Corp.(a)*                             158,625        7,449,030

Retail - General Merchandise-2.9%
Amazon.com, Inc.(a)*                            563,820       21,943,874


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 9


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-11.7%
Apollo Group, Inc. Cl.A(a)                      122,200    $  10,209,810
CNET Networks, Inc.(a)*                       2,937,930       26,823,301
Electronic Arts, Inc.(a)                        312,862       15,683,772
HomeStore, Inc.(a)                            1,764,250        6,218,981
Shanda Interactive Entertainment, Ltd.
  (Cayman Islands)(ADR)(a)                      537,000       10,203,000
SINA Corp. (Hong Kong)(a)*                      675,480       19,149,858
                                                             ------------
                                                              88,288,722
                                                             ------------
                                                             151,084,019

Health Care-12.4%
Biotechnology-8.7%
Affymetrix, Inc.(a)*                            543,565       14,681,691
Applera Corp.-Applied Biosystems Group*         847,405       17,532,809
Applera Corp.-Celera Genomics Group(a)        1,008,050       11,834,507
Compugen, Ltd. (Israel)(a)                    1,640,150        7,872,720
Human Genome Sciences, Inc.(a)                1,406,200       14,097,155
                                                             ------------
                                                              66,018,882

Medical Products-1.6%
Cerus Corp.(a)                                1,785,798        3,821,608
Kinetic Concepts, Inc.(a)                       182,150        8,182,178
                                                             ------------
                                                              12,003,786

Medical Services-2.1%
Cepheid, Inc.(a)                              1,758,150       15,629,953
                                                             ------------
                                                              93,652,621

Energy-9.0%
Domestic Producers-2.5%
Noble Energy, Inc.                              171,370        9,478,475
Western Gas Resources, Inc.                     277,260        9,340,889
                                                             ------------
                                                              18,819,364

Oil Service-6.5%
BJ Services Co.(a)                              359,870       17,871,144
FMC Technologies, Inc.(a)                       311,130        9,333,900
Nabors Industries, Ltd. (Barbados)(a)           479,820       22,311,630
                                                             ------------
                                                              49,516,674
                                                             ------------
                                                              68,336,038

Finance-5.7%
Brokerage & Money Management-4.4%
Ameritrade Holding Corp.(a)*                  1,962,810       21,767,563
Janus Capital Group, Inc.*                      864,700       11,465,922
                                                             ------------
                                                              33,233,485

Miscellaneous-1.3%
The Chicago Mercantile Exchange*                 77,290        9,699,895
                                                             ------------
                                                              42,933,380


10 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                                              Shares or
                                              Principal
                                               Amount
Company                                         (000)       U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-5.3%
Building & Related-4.3%
D.R. Horton, Inc.                               816,947    $  22,572,246
Lennar Corp. Cl.A*                              236,970       10,113,879
                                                             ------------
                                                              32,686,125

Miscellaneous-1.0%
Bunge, Ltd. (Bermuda)                           184,520        7,404,788
                                                             ------------
                                                              40,090,913

Basic Industry-2.4%
Chemical-1.3%
Pall Corp.*                                     406,340        9,414,898

Mining & Metals-1.1%
Massey Energy Co.*                              307,820        8,511,223
                                                             ------------
                                                              17,926,121

Consumer Staples-1.1%
Retail - Food & Drug-1.1%
Whole Foods Market, Inc.*                       104,820        8,628,783

Total Common Stocks
  (cost $663,777,764)                                        748,859,930

SHORT-TERM INVESTMENT-0.8%
Time Deposit-0.8%
State Street Euro Dollar
  0.65%, 8/02/04
  (cost $6,243,000)                             $ 6,243        6,243,000

Total Investments Before Security Lending
  Collateral-99.9%
  (cost $670,020,764)                                        755,102,930

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED**-24.2%
Short-Term Investment-24.2%
UBS Private Money Market Fund, LLC, 1.27%
  (cost $183,067,988)                       183,067,988      183,067,988

Total Investments-124.1%
  (cost $853,088,752)                                        938,170,918
Other assets less liabilities-(24.1%)                       (182,292,822)

Net Assets-100.0%                                          $ 755,878,096


*    Represents entire or partial securities out on loan.

**   See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 11


STATEMENT OF ASSETS & LIABILITIES
July 31, 2004

Assets
Investments in securities, at value
  (cost $853,088,752--including investment of
  cash collateral for securities loaned
  of $183,067,988)                                             $ 938,170,918(a)
Cash                                                                     118
Receivable for investment securities sold                         12,192,492
Receivable for capital stock sold                                    702,035
Dividends and interest receivable                                     53,060
Total assets                                                     951,118,623

Liabilities
Payable for collateral on securities loaned                      183,067,988
Payable for investment securities purchased                       10,441,561
Payable for capital stock redeemed                                   806,936
Advisory fee payable                                                 468,913
Distribution fee payable                                             204,597
Transfer Agent fee payable                                           116,311
Accrued expenses and other liabilities                               134,221
Total liabilities                                                195,240,527
Net Assets                                                      $755,878,096

Composition of Net Assets
Capital stock, at par                                             $1,434,872
Additional paid-in capital                                       765,361,417
Accumulated net realized loss on investment
  transactions                                                   (96,000,359)
Net unrealized appreciation of investments                        85,082,166
                                                               $ 755,878,096

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($610,854,208 / 113,599,738 shares of capital
  stock issued and outstanding)                                        $5.38
Sales charge--4.25% of public offering price                             .24
Maximum offering price                                                 $5.62

Class B Shares
Net asset value and offering price per share
  ($74,567,421 / 16,109,645 shares of capital
  stock issued and outstanding)                                        $4.63

Class C Shares
Net asset value and offering price per share
  ($26,016,763 / 5,630,969 shares of capital
  stock issued and outstanding)                                        $4.62

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($44,439,704 / 8,146,889 shares of capital
  stock issued and outstanding)                                        $5.45


(a)  Includes securities on loan with a value of $168,792,308 (see Note E).

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


STATEMENT OF OPERATIONS
Year Ended July 31, 2004


Investment Income
Dividends                                      $   1,242,383
Securities lending income                            186,704
Interest                                              36,630     $   1,465,717

Expenses
Management fee                                     5,599,082
Distribution fee--Class A                          1,421,412
Distribution fee--Class B                            757,902
Distribution fee--Class C                            239,756
Transfer agency                                    1,845,772
Custodian                                            234,345
Printing                                             200,283
Audit and legal                                      115,121
Administrative                                       106,500
Registration                                          69,320
Directors' fees                                       19,500
Miscellaneous                                         25,581
Total expenses                                    10,634,574
Less: expenses waived/reimbursed by
  the Adviser and the Transfer Agent
  (see Note B)                                       (75,508)
Less: expense offset arrangement
  (see Note B)                                          (130)
Net expenses                                                        10,558,936
Net investment loss                                                 (9,093,219)

Realized and Unrealized Gain(Loss) on
Investment Transactions
Net realized gain on investment
  transactions                                                     206,659,498
Net change in unrealized
  appreciation/depreciation
  of investments                                                   (71,196,765)
Net gain on investment transactions                                135,462,733

Net Increase in Net Assets
  from Operations                                                $ 126,369,514


See notes to financial statements.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                       Year Ended          December 1,         Year Ended
                                        July 31,             2002 to          November 30,
                                          2004           July 31, 2003*           2002
                                     --------------      --------------      --------------
Increase (Decrease) in
Net Assets from Operations
Net investment loss                  $  (9,093,219)      $  (4,146,138)      $  (7,710,224)
Net realized gain (loss) on
  investment transactions              206,659,498          40,130,756        (186,108,624)
Net change in unrealized
  appreciation/depreciation
  of investments                       (71,196,765)         69,827,646         (24,491,326)
Net increase (decrease) in net
  assets from operations               126,369,514         105,812,264        (218,310,174)

Capital Stock Transactions
Net decrease                              (461,518)        (10,459,807)       (141,756,741)
Total increase (decrease)              125,907,996          95,352,457        (360,066,915)

Net Assets
Beginning of period                    629,970,100         534,617,643         894,684,558
End of period (including
  accumulated net investment
  income of $0, $0 and $0,
  respectively)                      $ 755,878,096       $ 629,970,100       $ 534,617,643


*    The Fund changed its fiscal year end from November 30 to July 31.

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
July 31, 2004


NOTE A

Significant Accounting Policies

The AllianceBernstein Mid-Cap Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Manager"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 15


one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains, losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


16 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from November 30 to July 31. Accordingly, the statement of changes in net assets and financial highlights include the period from December 1, 2002 to July 31, 2003.

NOTE B

Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, ..65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 17


Pursuant to the management agreement, the Fund paid $106,500 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 2004.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $2,600.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS) a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,343,989 for the year ended July 31, 2004. In addition, AGIS agreed to waive a portion of its fees for the year ended July 31, 2004. Such waiver amounted to $72,908.

For the year ended July 31, 2004, the Fund's expenses were reduced by $130, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28,688 from the sale of Class A shares and received $31,569, $131,039 and $8,665 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004 amounted to $4,965,887 of which $36,562 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The directors currently limit payments under the Class A plan to .22% of average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,000,612 and $2,043,319, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect.


18 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004, were as follows:

                                                Purchases           Sales
                                              --------------    --------------
Investment securities (excluding
  U.S. government securities)                 $1,044,927,158    $1,058,418,858
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $ 881,839,408
Gross unrealized appreciation                                    $ 101,699,560
Gross unrealized depreciation                                      (45,368,050)
Net unrealized appreciation                                      $  56,331,510

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2004, the Fund had loaned securities with a value of $168,792,308 and received cash collateral which was invested in a money market fund valued at $183,067,988 as included in the accompanying portfolio of investments. For the year ended July 31, 2004, the Fund earned fee income of $186,704 which is included in the accompanying statement of operations.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 19


NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                     Shares
-------------------------------------------------------------------------------
                                                   December 1,
                                   Year Ended          2002        Year Ended
                                     July 31,       to July 31,    November 30,
                                       2004           2003(a)         2002
-------------------------------------------------------------------------------
Class A
Shares sold                         22,242,280      94,001,095      666,869,479
Shares converted from Class B          811,000         338,320          699,555
Shares redeemed                    (30,623,278)    (99,957,041)    (684,023,732)
Net decrease                        (7,569,998)     (5,617,626)     (16,454,698)

Class B
Shares sold                          8,239,640       3,585,069        3,266,084
Shares converted to Class A           (816,813)       (294,203)        (796,739)
Shares redeemed                     (5,115,444)     (2,204,819)      (4,391,919)
Net increase (decrease)              2,307,383       1,086,047       (1,922,574)

Class C
Shares sold                          3,654,996       2,054,344        1,153,569
Shares redeemed                     (1,751,807)     (1,694,149)      (1,440,877)
Net increase (decrease)              1,903,189         360,195         (287,308)

Advisor Class
Shares sold                          6,376,822       1,513,917       24,749,469
Shares redeemed                     (2,933,093)       (309,352)     (48,366,425)
Net increase (decrease)              3,443,729       1,204,565      (23,616,956)


                                                     Amount
-------------------------------------------------------------------------------
                                                   December 1,
                                   Year Ended          2002        Year Ended
                                     July 31,       to July 31,    November 30,
                                       2004           2003(a)         2002
-------------------------------------------------------------------------------
Class A
Shares sold                      $ 121,051,440   $ 338,227,909  $ 2,604,234,397
Shares converted from Class B        4,498,313       1,115,899        2,861,398
Shares redeemed                   (163,486,244)   (360,496,511)  (2,681,824,281)
Net decrease                     $ (37,936,491)  $ (21,152,703) $   (74,728,486)

Class B
Shares sold                      $  38,206,484   $  12,225,807   $   11,857,211
Shares converted to Class A         (4,498,313)     (1,115,899)      (2,861,398)
Shares redeemed                    (23,593,092)     (6,817,276)     (14,731,968)
Net increase (decrease)          $  10,115,079   $   4,292,632   $   (5,736,155)


(a)  The Fund changed its fiscal year end from November 30 to July 31.


20 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                                                     Amount
-------------------------------------------------------------------------------
                                                   December 1,
                                   Year Ended          2002        Year Ended
                                     July 31,       to July 31,    November 30,
                                       2004           2003(a)         2002
-------------------------------------------------------------------------------
Class C
Shares sold                      $  17,059,128   $   6,777,317   $    4,071,203
Shares redeemed                     (8,317,397)     (5,137,129)      (4,987,444)
Net increase (decrease)          $   8,741,731   $   1,640,188   $     (916,241)

Advisor Class
Shares sold                      $  34,878,865   $   5,862,285   $  112,428,321
Shares redeemed                    (16,260,702)     (1,102,209)    (172,804,180)
Net increase (decrease)          $  18,618,163   $   4,760,076   $  (60,375,859)


(a)  The Fund changed its fiscal year end from November 30 to July 31.


NOTE G

Risk Involved in Investing in the Fund

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (67,249,702)(a)
Unrealized appreciation/(depreciation)                          56,331,510(b)
Total accumulated earnings/(deficit)                         $ (10,918,192)

(a) On July 31, 2004, the Fund had a net capital loss carryforward of $67,249,702 that expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $189,359,712 of capital loss carryforward during the year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the year ended July 31, 2004, permanent differences, primarily due to a net operating loss, resulted in a new decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 21


NOTE I

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, it is not expected that the Fund will have its fee reduced; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


22 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 23


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


24 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class A
                                            ----------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                 Year Ended November 30,
                                             July 31,     July 31,    --------------------------------------------------
                                               2004        2003(a)       2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 4.46       $ 3.70       $ 4.79       $ 5.83       $ 7.55       $ 5.97

Income From Investment
  Operations
Net investment loss(b)                          (.06)(c)     (.03)        (.04)        (.04)        (.04)        (.03)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .98          .79        (1.05)        (.71)       (1.04)        2.00
Net increase (decrease) in net
  asset value from operations                    .92          .76        (1.09)        (.75)       (1.08)        1.97

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-        (.29)        (.64)        (.39)
Net asset value, end of period                $ 5.38       $ 4.46       $ 3.70       $ 4.79       $ 5.83       $ 7.55

Total Return
Total investment return based
  on net asset value(d)                        20.63%       20.54%      (22.76)%     (13.64)%     (15.73)%      35.37%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $610,854     $540,843     $469,570     $686,445     $856,956   $1,128,166
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.25%        1.45%(e)     1.34%        1.22%        1.04%        1.06%
  Expenses, before waivers/
    reimbursements                              1.26%        1.45%(e)     1.34%        1.22%        1.04%        1.06%
  Net investment loss                          (1.06)%(c)   (1.11)%(e)   (1.03)%       (.69)%       (.55)%       (.41)%
Portfolio turnover rate                          135%          75%         183%         226%          86%          97%


See footnote summary on page 28.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class B
                                            ----------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                 Year Ended November 30,
                                             July 31,     July 31,    --------------------------------------------------
                                               2004        2003(a)       2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 3.87       $ 3.23       $ 4.22       $ 5.21       $ 6.87       $ 5.51

Income From Investment
  Operations
Net investment loss(b)                          (.09)(c)     (.03)        (.07)        (.07)        (.09)        (.07)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .85          .67         (.92)        (.63)        (.93)        1.82
Net increase (decrease) in net
  asset value from operations                    .76          .64         (.99)        (.70)       (1.02)        1.75

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-        (.29)        (.64)        (.39)
Net asset value, end of period                $ 4.63       $ 3.87       $ 3.23       $ 4.22       $ 5.21       $ 6.87

Total Return
Total investment return based on
  net asset value(d)                           19.64%       19.81%      (23.46)%     (14.34)%     (16.48)%      34.24%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $74,567      $53,461      $41,096      $61,816      $81,569     $101,858
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.09%        2.32%(e)     2.20%        2.08%        1.87%        1.89%
  Expenses, before waivers/
    reimbursements                              2.10%        2.32%(e)     2.20%        2.08%        1.87%        1.89%
  Net investment loss                          (1.90)%(c)   (1.98)%(e)   (1.89)%      (1.54)%      (1.39)%      (1.23)%
Portfolio turnover rate                          135%          75%         183%         226%          86%          97%


See footnote summary on page 28.


26 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


Financial Highlights


                                                                               Class C
                                            ----------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                 Year Ended November 30,
                                             July 31,     July 31,    --------------------------------------------------
                                               2004        2003(a)       2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 3.87       $ 3.22       $ 4.21       $ 5.20       $ 6.86       $ 5.50

Income From Investment
  Operations
Net investment loss(b)                          (.09)(c)     (.03)        (.06)        (.07)        (.09)        (.08)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .84          .68         (.93)        (.63)        (.93)        1.83
Net increase (decrease) in net
  asset value from operations                    .75          .65         (.99)        (.70)       (1.02)        1.75

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-        (.29)        (.64)        (.39)
Net asset value, end of period                $ 4.62       $ 3.87       $ 3.22       $ 4.21       $ 5.20       $ 6.86

Total Return
Total investment return based
  on net asset value(d)                        19.38%       20.19%      (23.52)%     (14.37)%     (16.51)%      34.31%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $26,017      $14,415      $10,860      $15,391      $20,068      $28,025
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.06%        2.27%(e)     2.16%        2.04%        1.86%        1.86%
  Expenses, before waivers/
    reimbursements                              2.07%        2.27%(e)     2.16%        2.04%        1.86%        1.86%
  Net investment loss                          (1.87)%(c)   (1.94)%(e)   (1.85)%      (1.51)%      (1.34)%      (1.22)%
Portfolio turnover rate                          135%          75%         183%         226%          86%          97%


See footnote summary on page 28.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Advisor Class
                                            ----------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                 Year Ended November 30,
                                             July 31,     July 31,    --------------------------------------------------
                                               2004        2003(a)       2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $4.52        $3.74        $4.83        $5.86        $7.58        $5.98
Income From Investment
  Operations
Net investment loss(b)                          (.05)(c)       -0-        (.03)        (.03)        (.02)        (.01)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .98          .78        (1.06)        (.71)       (1.06)        2.00
Net increase (decrease) in net
  asset value from operations                    .93          .78        (1.09)        (.74)       (1.08)        1.99
Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-        (.29)        (.64)        (.39)
Net asset value, end of period                 $5.45        $4.52        $3.74        $4.83        $5.86        $7.58
Total Return
Total investment return based
  on net asset value(d)                        20.58%       20.86%      (22.57)%     (13.39)%     (15.66)%      35.66%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $44,440      $21,251      $13,092     $131,032       $8,304       $9,970
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.04%        1.23%(e)     1.08%        1.08%         .83%         .85%
  Expenses, before waivers/
    reimbursements                              1.05%        1.23%(e)     1.08%        1.08%         .83%         .85%
Net investment loss                             (.85)%(c)    (.89)%(e)    (.81)%       (.64)%       (.35)%       (.20)%
Portfolio turnover rate                          135%          75%         183%         226%          86%          97%




(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


28 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Report to Independent Registered Public Acccounting Firm

To the Board of Directors and Shareholders of AllianceBernstein Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Mid-Cap Growth Fund, Inc. (the "Fund") at July 31, 2004 the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 2004, for the period December 1, 2002 through July 31, 2003 and for the year ended November 30, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 24, 2004


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 29


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Marc O. Mayer, President
Thomas J. Bardong, Vice President
John L. Blundin, Vice President
Alan E. Levi, Vice President
Catherine Wood(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

(2) Ms. Wood is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


30 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                        PORTFOLIOS
                                        PRINCIPAL                        IN FUND                         OTHER
NAME, AGE OF DIRECTOR,                OCCUPATION(S)                      COMPLEX                     DIRECTORSHIPS
       ADDRESS                           DURING                        OVERSEEN BY                      HELD BY
 (YEARS OF SERVICE*)                  PAST 5 YEARS                       DIRECTOR                      DIRECTOR
-------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+,    Investment Adviser and an                     113                           None
72                            Independent Consultant. He was
2 Sound View Drive            formerly Senior Manager of Barrett
Suite 100                     Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he
(11)                          had been associated since prior to
(Chairman of the Board)       1999. He was formerly Deputy
                              Comptroller and Chief Investment
                              Officer of the State of New York and,
                              prior thereto, Chief Investment Officer
                              of the New York Bank for Savings.

Ruth Block, #+, 73            Formerly Executive Vice President             94                            None
500 S.E. Mizner Blvd.         and Chief Insurance Officer of The
Boca Raton, FL 33432          Equitable Life Assurance Society of
(14)                          the United States; Chairman and
                              Chief Executive Officer of Evlico.
                              Formerly a Director of Avon, BP (oil
                              and gas), Ecolab Incorporated
                              (specialty chemicals), Tandem Financial
                              Group and Donaldson, Lufkin & Jenrette
                              Securities Corporation and former
                              Governor at Large, National Association
                              of Securities Dealers, Inc.

David H. Dievler, #+,  74     Independent Consultant. Until                 98                            None
P.O. Box 167                  December 1994, Senior Vice
Spring Lake, NJ 07762         President of ACMC responsible for
(22)                          mutual fund administration. Prior to
                              joining ACMC in 1984, he was Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that, he
                              was a Senior Manager at Price Waterhouse
                              & Co. Member of the American Institute of
                              Certified Public Accountants since 1953.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 31


                                                                        PORTFOLIOS
                                        PRINCIPAL                        IN FUND                         OTHER
NAME, AGE OF DIRECTOR,                OCCUPATION(S)                      COMPLEX                     DIRECTORSHIPS
       ADDRESS                           DURING                        OVERSEEN BY                      HELD BY
 (YEARS OF SERVICE*)                  PAST 5 YEARS                       DIRECTOR                      DIRECTOR
-------------------------------------------------------------------------------------------------------------------
John H. Dobkin, #+, 62        Consultant. He was formerly                  96                            None
P.O. Box 12                   President of Save Venice, Inc.
Annandale, NY 12504           (preservation organization) from
(12)                          2001-2002, Senior Advisor from
                              June 1999-June 2000 and President
                              of Historic Hudson Valley (historic
                              preservation) from December 1989-May
                              1999. Previously, Director of the
                              National Academy of Design and during
                              1988-1992, he was Director and Chairman
                              of the Audit Committee of ACMC.

Clifford L. Michel, #+, 65    Senior Counsel to the law firm of            96                      Placer Dome, Inc.
15 St. Bernard's Road         Cahill Gordon & Reindel since
Gladstone, NJ 07934           February 2001 and a partner of
(19)                          that firm for more than 25 years prior
                              thereto. He is President and Chief
                              Executive Officer of Wenonah
                              Development Company (investments) and
                              a Director of Placer Dome, Inc. (mining).

Donald J. Robinson, #+,       Senior Counsel to the law firm of            95                            None
70                            Orrick, Herrington & Sutcliffe LLP
98 Hell's Peak Road           since prior to 1999. Formerly a
Weston, VT 05161              senior partner and a member of the
(7)                           Executive Committee of that firm.
                              He was formerly a member and Chairman of
                              the Municipal Securities Rulemaking Board
                              and a Trustee of the Museum of the City
                              of New York.

*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


32 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Management of the Fund


Officer Information

Certain information concerning the Fund's Officers is listed below.



      NAME,                     POSITION(S)                                       PRINCIPAL OCCUPATION
ADDRESS* AND AGE              HELD WITH FUND                                      DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46             President                               Executive Vice President of ACMC since 2001; prior
                                                                      thereto, Chief Executive Officer of Sanford C.
                                                                      Bernstein & Co., LLC ("SCB & Co.") and its
                                                                      predecessor since prior to 1999.

Thomas J. Bardong, 59         Vice President                          Senior Vice President of ACMC,** with which he has been
                                                                      associated since prior to 1999.

John L. Blundin, 62           Vice President                          Executive Vice President of ACMC,** with which he has
                                                                      been associated since prior to 1999.

Alan E. Levi, 54              Vice President                          Senior Vice President of ACMC,** with which he has been
                                                                      associated since 1999.

Catherine Wood, 48            Vice President                          Senior Vice President of ACMC,** and Chief Investment
                                                                      Officer, Regent Investor Services, a division of
                                                                      Alliance Capital since 2001. Previously she was a
                                                                      General Partner, co-managing global equity-oriented
                                                                      portfolios at Tupelo Capital Management since prior to
                                                                      1999.

Mark R. Manley, 41            Secretary                               Senior Vice President and Chief Compliance Officer of
                                                                      ACMC,** with which he has been associated since prior
                                                                      to 1999.

Andrew L. Gangolf, 50         Assistant Secretary                     Senior Vice President and Assistant General Counsel of
                                                                      AllianceBernstein Investment Research and Management,
                                                                      Inc. ("ABIRM"),** with which he has been associated
                                                                      since prior to 1999.

Mark D. Gersten, 53           Treasurer and Chief                     Senior Vice President of Alliance Global
                              Financial Officer                       Investor Services, Inc. ("AGIS")** and Vice
                                                                      President of ABIRM,** with which he has been associated
                                                                      since prior to 1999.

Vincent S. Noto, 39           Controller                              Vice President of AGIS,** with which he has been
                                                                      associated since prior to 1999.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 33


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,# which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

#   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


34 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


NOTES


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 35


NOTES


36 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


ALLAR0704

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The following table sets forth the aggregate fees billed by the independent auditor, PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided to the Fund during this period.


                                                                All Fees for
                                                             Non-Audit Services
                                                               Provided to the
                                                                Portfolio, the
                                                                   Adviser
                                 Audit-Related                   and Service
                   Audit Fees        Fees           Tax Fees     Affiliates
-------------------------------------------------------------------------------
    2003*:          $37,600         $5,053          $15,238       $  544,011
    2004:           $39,000         $1,560          $14,790       $  743,424


* Fiscal year 2003 was comprised of only eight calendar months due to a change in fiscal year end from November 30 to July 31.

         Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:


                      Non-Audit Services Pre-Approved
                           by the Audit Committee
                  ---------------------------------------
                   Audit
                  Related           Tax
                    Fees            Fees          Total
                  --------        -------       ---------
     2003          $5,053         $15,238        $20,291
     2004          $1,560         $14,790        $16,350

The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:


     EXHIBIT NO.   DESCRIPTION OF EXHIBIT
     -----------   -----------------------

     11 (a) (1)    Code of ethics that is subject to the disclosure of
                   Item 2 hereof

     11 (b) (1)    Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     11 (b) (2)    Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Mid-Cap Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004
         ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004
         ---------------------


By:      /s/ Mark D. Gersten
         ---------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 29, 2004
         ---------------------